Exhibit 99.1
NEWS RELEASE

As previously announced, UScellular will hold a teleconference on May 3, 2024, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.uscellular.com.

UScellular reports first quarter 2024 results
2024 guidance reaffirmed

CHICAGO (May 3, 2024) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $950 million for the first quarter of 2024, versus $986 million for the same period one year ago. Service revenues totaled $754 million, versus $767 million for the same period one year ago. Net income attributable to UScellular shareholders and related diluted earnings per share were $18 million and $0.20, respectively, for the first quarter of 2024 compared to $13 million and $0.15, respectively, in the same period one year ago.
1Q 2024 Highlights*
•Financial results
◦Service revenues decreased 2%
◦Postpaid ARPU grew 3%
◦Net income, Adjusted OIBDA and Adjusted EBITDA up significantly
•Postpaid churn rate reduced 4%
•Fixed wireless customers grew 42% to 124,000

* Comparisons are 1Q’23 to 1Q’24 unless otherwise noted

“We delivered strong bottom-line results during the quarter, driven by postpaid ARPU growth and our ongoing focus on expense discipline. We also drove year-over-year improvements in postpaid churn, and fixed wireless continued its strong customer growth trajectory,” said Laurent C. Therivel, UScellular President and CEO. “Although we experienced some month-to-month improvement in postpaid net additions in the first quarter, postpaid handset gross additions continue to be a challenge, and this drove the postpaid net addition decline in the quarter. We have made recent promotional changes in order to drive improvement in postpaid handset subscriber momentum, while keeping us financially disciplined.”

Exploration of Strategic Alternatives for UScellular
On August 4, 2023, Telephone and Data Systems, Inc. (TDS) and UScellular announced that the Boards of Directors of both companies decided to initiate a process to explore a range of strategic alternatives for UScellular. The review remains active and on-going.

2024 Estimated Results
UScellular’s current estimates of full-year 2024 results are shown below. Such estimates represent management’s view as of May 3, 2024 and should not be assumed to be current as of any future date. UScellular undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

2024 Estimated Results
	Previous	Current
(Dollars in millions)
Service revenues	$2,950-$3,050	Unchanged
Adjusted OIBDA[1,2]	$750-$850	Unchanged
Adjusted EBITDA[1,2]	$920-$1,020	Unchanged
Capital expenditures	$550-$650	Unchanged

The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2024 estimated results, UScellular has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, UScellular believes that the impact of income taxes cannot be reasonably predicted; therefore, UScellular is unable to provide such guidance.

		Actual Results
	2024 Estimated Results[2]	Three Months Ended March 31, 2024	Year Ended December 31, 2023
(Dollars in millions)
Net income (GAAP)	N/A	$24	$58
Add back:
Income tax expense	N/A	28	53
Income before income taxes (GAAP)	$60-$160	$52	$111
Add back:
Interest expense	185	43	196
Depreciation, amortization and accretion expense	660	165	656
EBITDA (Non-GAAP)[1]	$905-$1,005	$260	$963
Add back or deduct:
Expenses related to strategic alternatives review	—	7	8
(Gain) loss on asset disposals, net	15	6	17
(Gain) loss on license sales and exchanges, net	—	(1)	(2)
Adjusted EBITDA (Non-GAAP)[1]	$920-$1,020	$272	$986
Deduct:
Equity in earnings of unconsolidated entities	155	42	158
Interest and dividend income	15	2	10
Adjusted OIBDA (Non-GAAP)[1]	$750-$850	$228	$818
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. UScellular does not intend to imply that any such items set forth in the reconciliation above are infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of UScellular’s operating results before significant recurring non-cash charges, nonrecurring expenses, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of UScellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, gains and losses, and expenses related to the strategic alternatives review of UScellular while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for March 31, 2024, can be found on UScellular’s website at investors.uscellular.com.
22024 Estimated Results do not reflect any anticipated costs, expenses or results of the strategic alternatives review referenced above.

Conference Call Information
UScellular will hold a conference call on May 3, 2024 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.uscellular.com or at
https://events.q4inc.com/attendee/316610586
▪Access the call by phone at (888)330-2384 conference ID: 1328528.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.
About UScellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 4.5 million retail connections in 21 states. The Chicago-based company had 4,300 full- and part-time associates as of March 31, 2024. At the end of the first quarter of 2024, Telephone and Data Systems, Inc. owned approximately 83 percent of UScellular. For more information about UScellular, visit uscellular.com.
Contacts
Colleen Thompson, Vice President - Corporate Relations of TDS
colleen.thompson@tdsinc.com

Julie Mathews, IRC, Director - Investor Relations of TDS
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: whether any strategic alternatives for UScellular will be successfully identified or completed; whether any such strategic alternative will result in additional value for UScellular and its shareholders and whether the process will have an adverse impact on UScellular’s business; intense competition; the ability to attract people of outstanding talent throughout all levels of the organization; UScellular's smaller scale relative to larger competitors; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms and changes in roaming practices; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of UScellular's businesses; the ability of the company to successfully construct and manage its networks; difficulties involving third parties with which UScellular does business; uncertainties in UScellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; cyber-attacks or other breaches of network or information technology security; potential conflicts of interests between TDS and UScellular; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; and the impact, duration and severity of public health emergencies. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of UScellular's Form 10-K, as updated by any UScellular Form 10-Q filed subsequent to such Form 10-K.

For more information about UScellular, visit: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Retail Connections
Postpaid
Total at end of period[1]	4,051,000	4,106,000	4,159,000	4,194,000	4,223,000
Gross additions	106,000	129,000	128,000	125,000	137,000
Handsets	63,000	80,000	84,000	83,000	93,000
Connected devices	43,000	49,000	44,000	42,000	44,000
Net additions (losses)[1]	(44,000)	(50,000)	(35,000)	(28,000)	(24,000)
Handsets	(47,000)	(53,000)	(38,000)	(29,000)	(25,000)
Connected devices	3,000	3,000	3,000	1,000	1,000
ARPU[2]	$51.96	$51.61	$51.11	$50.64	$50.66
ARPA[3]	$132.00	$131.63	$130.91	$130.19	$130.77
Handset upgrade rate[4]	4.5%	5.8%	4.5%	4.8%	4.9%
Churn rate[5]	1.22%	1.44%	1.30%	1.21%	1.27%
Handsets	1.03%	1.22%	1.11%	1.01%	1.06%
Connected devices	2.52%	3.03%	2.64%	2.65%	2.78%
Prepaid
Total at end of period[1]	436,000	451,000	462,000	462,000	470,000
Gross additions	41,000	43,000	52,000	50,000	43,000
Net additions (losses)[1]	(13,000)	(11,000)	—	(8,000)	(23,000)
ARPU[2,6]	$32.25	$32.32	$33.44	$33.86	$33.19
Churn rate[5]	4.06%	3.87%	3.68%	4.18%	4.63%
Market penetration at end of period
Consolidated operating population	32,550,000	32,350,000	32,350,000	32,350,000	32,350,000
Consolidated operating penetration[7]	14%	15%	15%	15%	15%
Capital expenditures (millions)	$131	$148	$111	$143	$208
Total cell sites in service	6,995	7,000	6,973	6,952	6,950
Owned towers	4,382	4,373	4,356	4,341	4,338

1First quarter 2024 connections were adjusted to remove subscribers that could no longer access the UScellular network due to the CDMA shutdown. This resulted in 11,000 and 2,000 subscribers removed from the postpaid and prepaid base, respectively, that are not included in Net additions (losses) for the quarter.
2Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
3Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
4Handset upgrade rate calculated as total handset upgrade transactions divided by average postpaid handset connections.
5Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
6Fourth quarter 2023 Prepaid ARPU excludes a $6 million reduction of prepaid revenue related to an adjustment to correct a prior period error recorded in the fourth quarter of 2023.
7Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended March 31,
	2024	2023	2024 vs. 2023
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$754	$767	(2)%
Equipment sales	196	219	(10)%
Total operating revenues	950	986	(4)%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	182	182	—
Cost of equipment sold	216	253	(14)%
Selling, general and administrative	331	345	(4)%
Depreciation, amortization and accretion	165	170	(2)%
(Gain) loss on asset disposals, net	6	10	(43)%
(Gain) loss on license sales and exchanges, net	(1)	—	N/M
Total operating expenses	899	960	(6)%

Operating income	51	26	94%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	42	44	(5)%
Interest and dividend income	2	2	2%
Interest expense	(43)	(47)	8%
Total investment and other income (expense)	1	(1)	N/M

Income before income taxes	52	25	N/M
Income tax expense	28	11	N/M
Net income	24	14	64%
Less: Net income attributable to noncontrolling interests, net of tax	6	1	N/M
Net income attributable to UScellular shareholders	$18	$13	36%

Basic weighted average shares outstanding	85	85	1%
Basic earnings per share attributable to UScellular shareholders	$0.21	$0.15	35%

Diluted weighted average shares outstanding	88	86	2%
Diluted earnings per share attributable to UScellular shareholders	$0.20	$0.15	33%

N/M - Percentage change not meaningful

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)
	Three Months Ended March 31,
	2024	2023
(Dollars in millions)
Cash flows from operating activities
Net income	$24	$14
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	165	170
Bad debts expense	29	26
Stock-based compensation expense	13	—
Deferred income taxes, net	4	7
Equity in earnings of unconsolidated entities	(42)	(44)
Distributions from unconsolidated entities	22	20
(Gain) loss on asset disposals, net	6	10
(Gain) loss on license sales and exchanges, net	(1)	—
Other operating activities	1	2
Changes in assets and liabilities from operations
Accounts receivable	16	37
Equipment installment plans receivable	2	1
Inventory	24	(1)
Accounts payable	(15)	(149)
Customer deposits and deferred revenues	5	(10)
Accrued taxes	23	1
Accrued interest	9	9
Other assets and liabilities	(82)	(52)
Net cash provided by operating activities	203	41

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(133)	(196)
Cash paid for licenses	(11)	(5)
Other investing activities	—	9
Net cash used in investing activities	(144)	(192)

Cash flows from financing activities
Issuance of long-term debt	40	115
Repayment of long-term debt	(55)	(3)
Repayment of short-term debt	—	(60)
Distributions to noncontrolling interests	(2)	(1)
Cash paid for software license agreements	(9)	(7)
Other financing activities	(2)	(1)
Net cash provided by (used in) financing activities	(28)	43

Net increase (decrease) in cash, cash equivalents and restricted cash	31	(108)

Cash, cash equivalents and restricted cash
Beginning of period	179	308
End of period	$210	$200

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	March 31, 2024	December 31, 2023
(Dollars in millions)
Current assets
Cash and cash equivalents	$185	$150
Accounts receivable, net	932	957
Inventory, net	175	199
Prepaid expenses	71	57
Income taxes receivable	—	1
Other current assets	32	36
Total current assets	1,395	1,400

Assets held for sale	—	15

Licenses	4,711	4,693

Investments in unconsolidated entities	482	461

Property, plant and equipment, net	2,540	2,576

Operating lease right-of-use assets	910	915

Other assets and deferred charges	666	690

Total assets	$10,704	$10,750

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	March 31, 2024	December 31, 2023
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$20	$20
Accounts payable	229	248
Customer deposits and deferred revenues	235	229
Accrued taxes	49	32
Accrued compensation	32	83
Short-term operating lease liabilities	134	135
Other current liabilities	138	154
Total current liabilities	837	901

Deferred liabilities and credits
Deferred income tax liability, net	758	755
Long-term operating lease liabilities	827	831
Other deferred liabilities and credits	564	565

Long-term debt, net	3,029	3,044

Noncontrolling interests with redemption features	16	12

Equity
UScellular shareholders’ equity
Series A Common and Common Shares, par value $1.00 per share	88	88
Additional paid-in capital	1,740	1,726
Treasury shares	(80)	(80)
Retained earnings	2,910	2,892
Total UScellular shareholders’ equity	4,658	4,626

Noncontrolling interests	15	16

Total equity	4,673	4,642

Total liabilities and equity	$10,704	$10,750

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow

	Three Months Ended March 31,
	2024	2023
(Dollars in millions)
Cash flows from operating activities (GAAP)	$203	$41
Cash paid for additions to property, plant and equipment	(133)	(196)
Cash paid for software license agreements	(9)	(7)
Free cash flow (Non-GAAP)[1]	$61	$(162)
1Free cash flow is a non-GAAP financial measure which UScellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment and Cash paid for software license agreements.
EBITDA, Adjusted EBITDA and Adjusted OIBDA
The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income and Income before income taxes.

	Three Months Ended March 31,
	2024	2023
(Dollars in millions)
Net income (GAAP)	$24	$14
Add back:
Income tax expense	28	11
Income before income taxes (GAAP)	52	25
Add back:
Interest expense	43	47
Depreciation, amortization and accretion	165	170
EBITDA (Non-GAAP)	260	242
Add back or deduct:
Expenses related to strategic alternatives review	7	—
(Gain) loss on asset disposals, net	6	10
(Gain) loss on license sales and exchanges, net	(1)	—
Adjusted EBITDA (Non-GAAP)	272	252
Deduct:
Equity in earnings of unconsolidated entities	42	44
Interest and dividend income	2	2
Adjusted OIBDA (Non-GAAP)	$228	$206